UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2022

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On August 31, 2022, WiSA Technologies, Inc., a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware an Elimination of Certificate of Designations of the Preferences, Rights and Limitations of the Series A 8% Senior Convertible Preferred Stock (the “Series A Elimination Certificate”) in order to eliminate and cancel all designations, rights, preferences and limitations of the shares of the Company’s Series A 8% Senior Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”). In June 2021, all 250,000 shares of Series A Preferred Stock that had originally been issued pursuant to the Certificate of Designations of the Preferences, Rights and Limitations of the Series A Preferred Stock of the Company (the “Series A Certificate of Designations”) were exchanged for shares of the Company’s common stockand warrants to purchase shares of the Company’s common stock. Such shares of Series A Preferred Stock have resumed the status of authorized but unissued shares of preferred stock of the Company. Prior to the filing of the Series A Elimination Certificate, none of the 1,250,000 authorized shares of Series A Preferred Stock were issued and outstanding, and no shares of Series A Preferred Stock were to be issued subject to the Series A Certificate of Designations. The Series A Elimination Certificate became effective upon its filing with the Secretary of State of the State of Delaware.

The foregoing description of the Series A Elimination Certificate is not complete and is subject to and qualified in its entirety by reference to the Series A Elimination Certificate, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Series A Elimination Certificate
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2022	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer